Exhibit 10(k)(viii)

EXECUTION VERSION

FOURTH AMENDMENT TO NOTE AGREEMENT AND AMENDMENT TO NOTES

     FOURTH AMENDMENT TO NOTE AGREEMENT AND AMENDMENT TO NOTES, dated as of October 22, 2009 (this “Amendment”), among ALBANY INTERNATIONAL CORP., a Delaware corporation (the “Company”), the Guarantors (as defined in the Note Agreement referred to below), and The Prudential Insurance Company of America (“Prudential”) and the several Purchasers (as defined in the Note Agreement referred to below) (together with Prudential, individually, a “Purchaser”, and collectively, “Purchasers”).

W I T N E S S E T H:

     WHEREAS, the Company and Guarantors party thereto and the Purchasers are parties to that certain Note Agreement and Guaranty, dated as of October 25, 2005 (as the same may be further amended, supplemented, waived or otherwise modified from time to time, the “Note Agreement”); and

     WHEREAS, the Company has requested the amendment of certain provisions of the Note Agreement and the Notes (as defined in the Note Agreement), and the Purchasers have indicated willingness to agree to such amendments subject to certain limitations and conditions, as provided for herein;

     NOW THEREFORE, in consideration of the premises, the mutual covenants and the agreements hereinafter set forth and other good and valuable consideration, the parties hereto hereby agree that on the Amendment Effective Date, as defined herein, the Note Agreement and the Notes will be amended as follows:

     1. Definitions. Unless otherwise defined herein, terms defined in the Note Agreement are used herein as therein defined.

     2. Amendment to Notes. As of the Amendment Effective Date, each of the Notes outstanding on the Effective Date (herein the “Existing Notes”), and the form of Note attached to the Note Agreement as Exhibit A, is hereby, without any further action required on the part of any other Person, deemed to be automatically amended to conform to and have the terms provided in Exhibit A attached hereto (except that, with respect to such Existing Notes, the date, registration number, principal amount and the payee thereof shall remain unchanged). Any Note issued on or after the Amendment Effective Date shall be in the form of Exhibit A attached hereto. The Company agrees, upon the request of any Purchaser to promptly deliver a new Note in the form of Exhibit A attached hereto in exchange for each Existing Note held by such Purchaser.

     3. Representations and Warranties. The Company and each other Guarantor hereby represent and warrant as of the Amendment Effective Date that:

     (i) Power of Authority. Each such Person has the corporate or equivalent power to execute and deliver this Amendment, and to perform the provisions hereof, and this Amendment has been duly authorized by all necessary corporate or equivalent action on the part of each such Person; and

     (ii) Due Execution. This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principals of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights.

     4. Acknowledgements and Consent of Guarantors. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Note Agreement, the Notes, the AI Guaranty Agreement and this Amendment and consents to the amendment to Note Agreement and the Notes effected pursuant to this Amendment. Each Guarantor confirms that they will continue to guarantee the obligations to the fullest extent in accordance with the AI Guaranty Agreement and acknowledges and agrees that: (a) the AI Guaranty Agreement shall continue in full force and effect and that its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and (b)(i) notwithstanding, the conditions to effectiveness hereof, such Guarantor is not required by the terms of the Note Agreement, the Notes (as amended hereby) or the AI Guaranty Agreement to consent to the amendments to the Note Agreement and the Notes effected pursuant to this Amendment; and (ii) nothing in Note Agreement, the Notes or AI Guaranty Agreement shall be deemed to require the consent of any such Guarantor to any future amendments to the Note Agreement.

     5. Conditions Precedent. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the Purchasers shall have received counterparts of this Amendment, executed and delivered by a duly authorized officer of the Company and each of the Guarantors.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

     7. No Other Amendments: Confirmation. Except as expressly amended, modified and supplemented hereby, the terms, provisions and conditions of the Note Agreement, the Notes, the AI Guaranty Agreement and the agreements and instruments relating thereto are and shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

     8. Headings. The headings of sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

     9. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

[Remainder of page intentionally left blank. Signature pages follow.]

2

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ALBANY INTERNATIONAL CORP.

By:	/s/ John B. Cozzolino
	Name:	John B. Cozzolino
	Title:	VP – Corporate Treasurer & Strategic Planning

ALBANY INTERNATIONAL HOLDINGS TWO, INC., as a Guarantor

By:	/s/ Charles J. Silva, Jr.
	Name:	Charles J. Silva, Jr.
	Title:	VP & Secretary

ALBANY ENGINEERED COMPOSITES, INC. (f/k/a ALBANY INTERNATIONAL TECHNIWEAVE, INC.), as a Guarantor

By:	/s/ Charles J. Silva, Jr.
	Name:	Charles J. Silva, Jr.
	Title:	Secretary & Asst. Treasurer

ALBANY INTERNATIONAL RESEARCH CO., as a Guarantor

By:	/s/ Charles J. Silva, Jr.
	Name:	Charles J. Silva, Jr.
	Title:	VP, Asst. Treasurer, Asst. Secretary

GESCHMAY CORP. as a Guarantor

By:	/s/ Charles J. Silva, Jr.
	Name:	Charles J. Silva, Jr.
	Title:	V.P. & Secretary

[Signature Page to Fourth Amendment to Note Agreement and Amendment to Notes]

BRANDON DRYING FABRICS, INC., as a Guarantor

By:	/s/ Charles J. Silva, Jr.
	Name:	Charles J. Silva, Jr.
	Title:	V.P. & Asst. Secretary

GESCHMAY WET FELTS, INC., as a Guarantor

By:	/s/ Charles J. Silva, Jr.
	Name:	Charles J. Silva, Jr.
	Title:	V.P. & Asst. Secretary

GESCHMAY FORMING FABRICS CORP., as a Guarantor

By:	/s/ Charles J. Silva, Jr.
	Name:	Charles J. Silva, Jr.
	Title:	V.P. & Asst. Secretary

[Signature Page to Fourth Amendment to Note Agreement and Amendment to Notes]

The foregoing Amendment is hereby accepted as of the date first above written. THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Eric R. Seward
	Name:	Eric R. Seward
	Title:	Vice President

GIBRALTAR LIFE INSURANCE CO., LTD.

By:	Prudential Investment Management (Japan), Inc., as Investment Manager

	By:	Prudential Investment Management, Inc., as Sub-Adviser

	By:	/s/ Eric R. Seward
		Name:	Eric R. Seward
		Title:	Vice President

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

By:	Prudential Investment Management (Japan), Inc., as Investment Manager

	By:	Prudential Investment Management, Inc., as Sub-Adviser

	By:	/s/ Eric R. Seward
		Name:	Eric R. Seward
		Title:	Vice President

SECURITY BENEFIT LIFE INSURANCE COMPANY, INC.

By:	Prudential Private Placement Investors, L.P.
(as Investment Advisor)

	By:	Prudential Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Eric R. Seward
		Name:	Eric R. Seward
		Title:	Vice President

[Signature Page to Fourth Amendment to Note Agreement and Amendment to Notes]

EXHIBIT A

THIS NOTE WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM FROM APPLICABLE STATE SECURITIES LAWS.

[FORM OF NOTE]

ALBANY INTERNATIONAL CORP.

SENIOR NOTE DUE OCTOBER 25, 2017

No. R-____ $_________________	[Date]

     FOR VALUE RECEIVED, the undersigned, ALBANY INTERNATIONAL CORP., a corporation organized and existing under the laws of the State of Delaware (herein the “Company”), hereby promises to pay to _________________________, or registered assigns, the principal sum of ___________________ DOLLARS on October 25, 2017, with (a) interest (computed on the basis of a 360-day year--30-day month) on the unpaid balance thereof at the rate of 5.34% per (the “Base Rate”) from the date hereof, payable quarterly on the 25th day of January, April, July and October in each year, commencing with the January 25th, next succeeding the date hereof, until the principal hereof shall have become due and payable, (b) in addition to interest at the Base Rate, when applicable, (i) additional interest (“Additional Interest”) (computed on the basis of a 360-day year--30-day month) on the unpaid balance thereof at the applicable Additional Interest Rate (as defined below) for each Additional Interest Period (as defined below), payable on the Additional Interest Payment Date (as defined below) for such Additional Interest Period and (ii) the amount of additional interest payable to the holder of this Note pursuant to Section 10 of that certain Third Amendment to Note Agreement and Amendment to Notes dated December 16, 2008 among the Company, the Guarantors and Purchasers (as defined therein) and (c) interest (computed on the basis of a 360-day year--30-day month) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest (including Additional Interest) and any overdue payment of any Yield-Maintenance Amount, payable quarterly as aforesaid the option of the registered holder hereof, on demand), at a rate per from time to time equal to 7.34% plus the Additional Interest Rate then in effect.

     Unless otherwise defined herein capitalized terms have the meaning ascribed to them in the Note Agreement and Guaranty referred to below. For purposes of this Note,

     “Additional Interest Payment Date” shall mean with respect to an Additional Interest Period, (i) if such Additional Interest Period ended on any March 31st, the immediately succeeding April 25th, (ii) if such Additional Interest Period ended on any June 30th, the immediately succeeding July 25th, (iii) if such Additional Interest Period ended on any

September 30th, the immediately succeeding October 25th and (iv) if such Additional Interest Period ended on any December 31st, the immediately succeeding January 25th.

     “Additional Interest Period” shall mean each fiscal quarter of the Company commencing with the fiscal quarter ending March 31, 2009.

     “Additional Interest Rate” shall mean, with respect to an Additional Interest Period, the rate per annum equal to, (i) if the Unadjusted Leverage Ratio for such Additional Interest Period was equal to or greater than 4.00 to 1.00, 1.50%, (ii) if the Unadjusted Leverage Ratio for such Additional Interest Period was equal to or greater than 3.00 to 1.00 but less than 4.00 to 1.00, 0.75%, (iii) if the Unadjusted Leverage Ratio for such Additional Interest Period was equal to or greater than 2.00 to 1.00 but less than 3.00 to 1.00, 0.50% and (iv) if the Unadjusted Leverage Ratio for such Additional Interest Period was less than 2.00 to 1.00, 0.00%.

     “Unadjusted Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period, plus, without duplication and to the extent deducted from revenues in determining Consolidated Net Income, the sum of (a) Consolidated Interest Expense for such period, (b) income tax expense for such period, (c) depreciation and amortization for such period and (d) all non-cash charges (including any non-cash expenses relating to stock option exercises) during such period (provided that any cash payment made with respect to any such non-cash charge shall be subtracted in computing Unadjusted Consolidated EBITDA for the period in which such cash payment is made), and minus, without duplication, all non-cash gains and income for such period, all determined on a consolidated basis for the Company and its Subsidiaries in accordance with GAAP.

     “Unadjusted Leverage Ratio” shall mean on the last day of any Additional Interest Period, the ratio of (i) Unadjusted Total Debt at such time to Unadjusted Consolidated EBITDA for the period of four consecutive fiscal quarters of the Company ended at such time (and solely for purposes of this definition, if any Person shall have been acquired or divested by the Company or its Consolidated Subsidiaries (as defined in the Note Agreement) or if the Company shall have merged with any Person during such period, Unadjusted Consolidated EBITDA shall be determined on a pro basis as if such acquisition, divestiture or merger had occurred at the beginning of such period).

     “Unadjusted Total Debt” shall mean, at any time, the sum of (a) all Indebtedness that is or should be reflected as a liability on a consolidated balance sheet of the Company and the Subsidiaries in accordance with GAAP and (b) the consideration (other than any note of a Subsidiary that serves as a conduit in a sale or financing transaction with respect to Receivables) received by the Company or any Consolidated Subsidiary from any Person (other than the Company or a Consolidated Subsidiary) for Receivables sold, which Receivables remain uncollected at such time; provided, however, that with respect to any Non-Wholly Owned Subsidiary, the Indebtedness (other than any Indebtedness that is Guaranteed by the Company or a Wholly-Owned Subsidiary) and assets thereof referred to in the foregoing clauses shall be disregarded in the calculation of “Unadjusted Total Debt” to the extent of any economic interest in such Non-Wholly Owned Subsidiary that is owned by any Person other than the Company or a Owned Subsidiary.

     Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of the Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Note Agreement and Guaranty, dated as of October 25, 2005 (as amended, supplemented, waiver or modified from time to time, herein called the “Agreement”), among the Company, the Guarantors party thereto and the original purchasers of the Notes named in the Purchaser Schedule attached thereto and is entitled to the benefits thereof.

     This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     The Company agrees to make required prepayments of principal on the dates and in the amounts specified in the Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

     In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

     This Note is intended to be performed in the State of New York and shall be construed and enforced in accordance with the internal law of such State.

ALBANY INTERNATIONAL CORP.

By:
	Name:	John B. Cozzolino
	Title:	VP – Corporate Treasurer & Strategic Planning